EXHIBIT 99.3 Second Quarter 2023 Earnings Call Scripted Remarks August 2, 2023, 8:00 am CT 1 Operator Opening: Good day, and welcome to the ProPetro Holding Corp Second Quarter 2023 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, Director of Corporate Development and Investor Relations for ProPetro Holding Corp. Please go ahead. Matt Augustine - Director of Corporate Development and Investor Relations: Thank you and good morning. We appreciate your participation in today’s call. With me today is Chief Executive Officer, Sam Sledge; Chief Financial Officer, David Schorlemer; and President & Chief Operating Officer, Adam Munoz. This morning, we released our earnings results for the second quarter of 2023. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt and good morning, everyone. Building on our strong momentum, ProPetro again delivered solid results in the second quarter. David will walk you through our financial results in a few minutes, but first I’d like to go over a few highlights from the quarter and take stock of where we are, halfway through the year.

EXHIBIT 99.3 Second Quarter 2023 Earnings Call Scripted Remarks August 2, 2023, 8:00 am CT 2 As we’ve discussed many times, modernizing our fleet has been an important strategic priority, and this quarter, we were pleased to deploy our seventh Tier IV DGB dual-fuel hydraulic fracturing fleet. As expected, given our diversified, blue-chip customer base, demand for our dual-fuel portfolio remains very strong and more insulated from any near term bobbles in the market. Additionally, in the third and fourth quarter, we begin our new FORCESM electric frac fleet deployments. We plan to deploy our first fleet in August, and the second fleet early in the fourth quarter. We are also still on track to deploy two additional FORCESM fleets in the first half of 2024. With the ongoing, high demand for this equipment, we plan to begin operating these fleets as soon as we receive them. As you all know, we acquired Silvertip in November 2022 therefore making our entry into wireline services, and are pleased to have seamlessly integrated the company since that time. The Silvertip acquisition continues to be a significant tailwind for ProPetro’s earnings and free cash flow profile. ProPetro has developed a strong track record of identifying, acquiring and successfully integrating high-quality assets, and as we continue to make excellent progress on our strategic initiatives, we will continue to seek value-accretive acquisition opportunities to further enhance our growth. As always, we will be disciplined and opportunistic in deploying capital, prioritizing only high-return opportunities that will enhance free cash flow and create shareholder value. Consistent with our overarching focus on delivering strong returns for investors, in addition to reviewing value-enhancing acquisition opportunities, our Board and our management team also prioritizes the return of capital to ProPetro shareholders. During the second quarter, we were pleased to announce a $100 million share repurchase program. The program gave authorization to repurchase approximately 13% of the Company’s market capitalization, based on the value of the shares at the time of the announcement in mid-May. The share repurchase program is directly aligned with our strategy to drive free cash flow growth and create value for our shareholders. Through this program, we plan to capitalize on dislocations between the Company’s public equity valuation and what we believe is its intrinsic value. During the second quarter the Company repurchased approximately 2.3 million shares, for $17.5 million at a 27% discount to the current share price as of July 31, 2023, representing two percent of total outstanding shares.

EXHIBIT 99.3 Second Quarter 2023 Earnings Call Scripted Remarks August 2, 2023, 8:00 am CT 3 I would now like to address the market environment and recent headwinds, and provide some detail on how we’re navigating through the choppiness. Undisciplined pricing concessions at the expense of keeping fleets utilized, especially from some of our distant peers exposed to the spot market, did have an impact on the overall frac market. Due to some of these circumstances, we elected to sideline one fleet during the quarter. This was an easy decision for us given the low pricing we would have had to put forward to keep the fleet operating, and we are now able to strategically preserve these assets and not run the equipment at sub-economic levels. I want to reiterate that we are committed to only running our fleets at economic levels that earn a full cycle cash on cash return. I do want to note that because of our disciplined approach and our bifurcated offering, we have been able to effectively offset much of the pricing pressures in various ways including directly handling or contracting more of the materials and services on location. We believe that ProPetro is best positioned to efficiently handle materials and services on location and will continue to pursue more of that market. Even in the face of the headwinds I just mentioned, we remain confident in our ability to continue to deliver strong financial results. Looking into the future, we remain bullish on ProPetro’s potential for growth and value creation over the next several years. We believe we are still in the early stages of a sustainable up-cycle that will be supported by the industrialization of the frac space, which is more resilient and disciplined than previous cycles. And we believe ProPetro is well positioned to succeed in this new chapter for our industry. We do expect the second half of the year will be only slightly down from the operational levels we saw in the first half. Therefore, we believe current rig count is approaching the bottom – and it’s possible we’re already at the bottom. Importantly, despite some challenges across the industry, we are not slowing down. ProPetro offers differentiation in our service quality, service equipment, customer portfolio and operational density in the Permian. We believe in this bifurcation internally and also hear this directly from our customers. This differentiation continues to insulate us from some of the market inconsistency outside the Permian and in the spot market.

EXHIBIT 99.3 Second Quarter 2023 Earnings Call Scripted Remarks August 2, 2023, 8:00 am CT 4 We are confident that our continued capital discipline and improved free cash flow profile will allow us to maintain a strong balance sheet as we move forward while also executing opportunistically on our share repurchase program. As always, we remain focused on executing our strategy, which has proven successful throughout various economic cycles, to deliver superior returns for shareholders. Finally, I’d like to take a moment to thank our incredible ProPetro team. It’s their continued dedication and hard work that helps us achieve consistently solid results quarter after quarter. Now I’ll turn the call over to David to discuss our second quarter financial results. David. David Schorlemer - Chief Financial Officer: Thanks, Sam and good morning, everyone. We have some great news to discuss today regarding our financial performance and progress in our strategic initiatives. While executing our share repurchases, we also paid down $15 million in debt and continued to maintain strong liquidity. Since announcing the share repurchase program, ProPetro’s share price has increased nearly 50% as of July 31st. Coupled with our strategy execution, we’ve been working hard to enhance transparency, and thanks in part to our strong investor engagement program, we believe our story is beginning to resonate with the financial community. Increasingly, investors and analysts are telling us that they recognize ProPetro’s compelling value and potential. This is evidenced by our leading relative share price performance over the last three months. Moving on to our second quarter financial results. We generated $435 million of revenue, a 2.8% increase over the first quarter of this year. Notably, we experienced nearly two times the amount of weather days during the quarter, relative to last year, due to severe lightning in the Permian Basin, and we also idled one fleet for over a month due to inadequate pricing. These impacts resulted in lost revenue of approximately $15 to $20 million with the most significant impacts during May and June. Adjusted EBITDA decreased 5% sequentially to $113 million largely due to unabsorbed costs related to the increased weather days and the idled fleet and our decision to retain the crew for continuity going forward.

EXHIBIT 99.3 Second Quarter 2023 Earnings Call Scripted Remarks August 2, 2023, 8:00 am CT 5 In spite of those impacts in the quarter, our effective frac fleet utilization of 15.9 fleets was on the high end of our prior guidance of 15 to 16 fleets. Consistent with our disciplined asset deployment, or margin over market share strategy, we will not run our equipment at sub- economic levels. Therefore, our second half 2023 guidance for frac fleet utilization is slightly down to 14 to 15 fleets. As we have previously mentioned, and in line with our fleet transition and replacement strategy that does not expand net capacity in the market, we retired an additional 30,000 hydraulic horsepower of Tier II conventional diesel frac equipment in the second quarter. So far this year we have retired 100,000 horsepower of Tier II equipment with more retirements expected in the coming quarters. Moving on, cost of services, excluding depreciation and amortization, for the second quarter of 2023 was $298 million versus $280 million in the first quarter with the increase primarily driven by a higher level of activity across our service lines. Second quarter general and administrative expense of $29 million was flat as compared to the prior quarter. G&A expense excluding management adjustments was $25 million, or 5.7% of revenue. Management adjustments include $4 million of nonrecurring and noncash items including stock-based compensation and other items. Depreciation and amortization was $53 million in the second quarter and we continue to expect D&A to be in this range going forward. The Company achieved net income of $39 million or $0.34 cents per diluted share compared to net income of $29 million or $0.25 cents per diluted share in the prior quarter. This is the highest quarterly net income reported by the Company since the first quarter of 2019 and our fourth consecutive quarter of increasingly positive net income. During the quarter, we incurred $115 million of capital expenditures. Actual Cash Used in Investing Activities, as shown on the statement of cash flows, for capital expenditures net of proceeds in the second quarter was $108 million with free cash flow of $6 million. This figure

EXHIBIT 99.3 Second Quarter 2023 Earnings Call Scripted Remarks August 2, 2023, 8:00 am CT 6 differs from our incurred capex number due to differences in timing of equipment receipts and cash disbursements. We are reaffirming our previously provided capex range for 2023, which we expect to be between $250 and $300 million, with a bias toward the upper end of the range due to our Tier IV DGB and FORCESM electric fleet deployments this year. Additionally, as quarterly capex decreases in the second half of the year, we expect this to contribute to accelerating free cash flow over the coming quarters to be utilized for further debt reduction, opportunistic share repurchases, and other strategic opportunities. Moving on to our capital structure. Our balance sheet and liquidity position remain strong to support execution of our strategy. As of June 30, 2023, total cash was $62 million and our borrowings under the ABL Credit Facility were $60 million. Total liquidity at the end of the second quarter of 2023 was $170 million including cash and $108 million of available capacity under the ABL. As mentioned, since the close of the second quarter we paid down our credit facility by $15 million, and as of July 31, 2023, our cash balance was $63 million and we had $45 million of borrowings under our ABL with $175 million of total liquidity. As I noted during our first quarter call, ProPetro’s balance sheet is strong and we remain committed to disciplined capital deployment for the long-term. This strength and capital discipline enabled us to develop and install certain commercial architecture that will benefit the Company for years to come, namely, our capital-light long-term lease agreement for our FORCESM electric- powered frac fleets. This lease agreement reduces our capital requirements and improves our operating cost profile while enabling ProPetro to accelerate the transformation of our fleet to emissions-friendly assets that are in high demand in the market. Lastly, and this is incredibly important to understand about ProPetro, over the last 18 months and through the end of this year, we will have invested nearly a billion dollars in recapitalizing our fleet and bringing state of the art technologies and completions services to ProPetro. By the end of this year, we will have transformed our fleet to become the youngest and one of the most valued fleets in the industry. Attend a few industry or investor conferences and you’ll hear our customers talk about the ProPetro difference. It’s real and we have the accolades to prove it. This differentiation in strategy has delivered a tremendous value proposition for our customers and an opportunity for our shareholders. And, the indicators of our successful strategy are already clearly visible: continued earnings strength, a transformed fleet of highly desirable assets and services, positive free cash flow, debt reduction, share repurchases, share price

EXHIBIT 99.3 Second Quarter 2023 Earnings Call Scripted Remarks August 2, 2023, 8:00 am CT 7 outperformance, and strengthening liquidity. With this significant investment as a foundation, essentially a down payment on our future success, we expect to yield continued strong financial returns for many years to come. Let me now turn the call back to Sam for some closing remarks. Sam Sledge - Chief Executive Officer: Thank you, David. Before we turn it over to Q&A, I’d like to touch again on ProPetro’s differentiated offering. We are proud to offer industry-leading service quality, service equipment with next-generation capabilities that will be two thirds of our fleet by early 2024, a robust customer portfolio and operational density in the Permian. While we continue to face market pressures in some areas, our best-in-class commercial architecture and superior execution in the field are distinct competitive advantages for ProPetro. As demonstrated, our sophisticated pricing model supports our asset deployment decisions and we will remain disciplined by not sacrificing our fleet at the expense of pricing concessions. Furthermore, we are not going to stress our operating system with fleets operating at sub- economic levels. Instead, we are focused on navigating the near-term in a disciplined manner with long term value in focus. As a result, we believe this will set us up for outsized upside in 2024 and beyond. Here at ProPetro, we are relentlessly focused on the execution of our strategy and, as I stated earlier, we have no plans of letting up. We recognize the fundamental change needed in the servicing space to focus on industrialization. We also expect that the continued optimization of our operations and industrialization of our business will unlock continued free cash flow growth. In addition, we will continue to transition our fleet in a capital-light manner and pursue opportunistic strategic transactions that accelerate value for our shareholders, while also not expanding capacity in the marketplace. We are confident that we can achieve all of this while generating enhanced shareholder returns through our capital discipline and strategic approach. Finally, I’d like to once again thank the entire ProPetro team for their outstanding and safe performance this quarter and enabling our management team to move forward confidently with this strategy. With that, operator we can now open the line for questions.

EXHIBIT 99.3 Second Quarter 2023 Earnings Call Scripted Remarks August 2, 2023, 8:00 am CT 8 Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in these scripted remarks and the information in the news release describing our earnings results as described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, future profitability, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs and our fleet conversion strategy. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the operational disruption and market volatility resulting from the COVID-19 pandemic, the global macroeconomic uncertainty related to the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently

EXHIBIT 99.3 Second Quarter 2023 Earnings Call Scripted Remarks August 2, 2023, 8:00 am CT 9 unforeseen risks that may have a materially adverse impact on it, including matters related to shareholder litigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-848-0871